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                                                               Exhibit 10.7




                                    FORM OF
                             LANIER WORLDWIDE, INC.
                              STOCK INCENTIVE PLAN

                        EFFECTIVE AS OF OCTOBER 11, 1999



1.       PURPOSE

         The purpose of the Lanier Worldwide, Inc. Stock Incentive Plan (the "Plan") is to promote the long-term growth and performance of Lanier Worldwide, Inc. (the "Corporation") and its Affiliates and to attract and retain outstanding individuals by awarding directors and employees performance based stock awards, restricted stock, stock options, stock appreciation rights and/or other stock-based awards.

2.       DEFINITIONS

         The following definitions are applicable to the Plan:

         2.1 "Affiliate" means any entity controlling, controlled by or under common control with the Corporation, through ownership, directly or indirectly, of a 50% or more interest in voting rights or profits.

         2.2 "Award" means the grant of Options, Performance Shares, Restricted Stock, Stock Appreciation Rights or other share-based awards under the Plan.

         2.3 "Board" means the Board of Directors of the Corporation.

         2.4 "Change in Control" means "change in control" as defined in Section 12.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended.

         2.6 "Commission" means the Securities and Exchange Commission.

         2.7 "Committee" means a committee of the Board to which the Board has delegated authority and responsibility under the Plan and which shall be appointed by, and serve at the pleasure of, the Board and shall be constituted so as to be comprised solely of two or more Outside Directors and which shall satisfy any applicable legal requirements, including the requirements of Rule 16b-3 promulgated by the Commission under the 1934 Act, or under any successor rule adopted by the Commission, and Section 162(m) of the Code and the regulations promulgated thereunder.



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         2.8 "Distribution Date" has the meaning given to such term in the
Registration Statement on Form 10 and any amendments thereto filed by the Corporation with the Commission.

         2.9 "Fair Market Value" means as of any date that the New York Stock Exchange is open for business, the closing price of a share of Stock on a particular day as such price is reported in THE WALL STREET JOURNAL or in any successor to THE WALL STREET JOURNAL or, if there is no such successor, any similar trade publication selected by the Committee; PROVIDED if the New York Stock Exchange is not open for business or if no such price is so reported for such day, Fair Market Value means on such day the closing price of a share of Stock that was so reported on the immediately preceding business day and if no such price is so reported for such preceding business day, Fair Market Value on such day shall be determined in good faith by the Committee.

         2.10 "Grant Date" means the date on which the grant of an Option or an SAR becomes effective pursuant to the terms of the Stock Option Agreement or SAR Agreement, as the case may be, relating thereto.

         2.11 "1933 Act" means the Securities Act of 1933, as amended.

         2.12 "1934 Act" means the Securities Exchange Act of 1934, as amended.

         2.13 "Non-employee Director" means a member of the Board who is not an employee of the Corporation or any Affiliate thereof.

         2.14 "Non-employee Director Stock Option Agreement" means an agreement described in Section 10.1 which evidences the grant of an Option to a Non-employee Director.

         2.15 "Option" means an option to purchase shares of Stock granted under this Plan.

         2.16 "Option Price" means the purchase price of each share of Stock under an Option.

         2.17 "Outside Director" means a member of the Board who is not an employee of the Corporation or any Affiliate thereof and who qualifies as (a) a "non-employee director" under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (b) an "outside director" under Section 162(m) of the Code and the regulations promulgated thereunder.

         2.18 "Participant" means any employee of the Corporation or its Affiliates designated by the Committee to receive an Award under the Plan.

         2.19 "Performance Goal" means any of the following measurements: the Corporation's revenue, earnings per share of common stock, net income, return on equity, return on capital, return on assets, total shareholder return, return on sales or cash flow, or any combination thereof.



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         2.20 "Performance Period" means the period of time established by the
Committee for achievement of certain objectives as described in the agreement or other documentation of an Award.

         2.21 "Performance Share Award Agreement" means an agreement described in Section 6.1 which evidences the grant of a Performance Share Award.

         2.22 "Performance Shares" means shares subject to the attainment of certain Performance Goals during the Performance Period as described in Section 6.

         2.23 "Permitted Non-employee Director Transferees" means "Permitted Non-employee Director Transferees" as described in Section 10.2.

         2.24 "Permitted Transferees" means "Permitted Transferees" as described in Section 5.4.

         2.25 "Restricted Stock" means Shares awarded subject to restrictions as described in Section 7.

         2.26 "Restricted Stock Award Agreement" means an agreement described in
Section 7.1 which evidences the grant of a Restricted Stock Award.

         2.27 "Restriction Period" means the period of time established by the Committee during which certain restrictions as to vesting and the sale or other disposition of Shares awarded under the Plan remain in effect.

         2.28 "Retirement" means retirement of a Non-employee Director from the Board at the end of the month in which he or she reaches age 72, in accordance with the Board retirement policy of the Corporation.

         2.29 "Shares" means shares of Stock, subject to adjustments made under
Section 3.2 or operation of law.

         2.30 "Stock" means the common stock of the Corporation, together with the associated preferred stock purchase rights.

         2.31 "Stock Appreciation Rights" or "SARs" means the right to receive a payment from the Corporation equal to the excess of the fair market value of a stated number of Shares at the exercise date over a fixed price for such Shares.

         2.32 "Stock Appreciation Rights Agreement" means an agreement described in Section 8.1 which evidences the grant of Stock Appreciation Rights.

         2.33 "Stock Option Agreement" means an agreement described in Section
5.1 which evidences the grant of an Option.

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         2.34 "Units" means units under an Award that is payable solely in cash, and the value of a Unit shall be equal to the value of one Share.

3.       SHARES SUBJECT TO PLAN

         3.1 IN GENERAL.

         (a) SHARES RESERVED UNDER THE PLAN. Under the Plan, there shall be 8,000,000 Shares which may be awarded, or by which Awards may be valued or otherwise based. Shares to be issued pursuant to the Plan may be authorized and unissued Shares, treasury Shares, or any combination thereof.

         (b) REISSUE OF SHARES AND UNITS. If any Shares or Units subject to an Award hereunder are forfeited or any such Award otherwise terminates without the issuance of such Shares or payment of the value of Units to a Participant, or if any Shares are surrendered by a Participant in full or partial payment of the Option Price of an Option, such Shares, and the Shares with respect to which such Units were awarded, shall again be available for Awards under the Plan to the extent of any such forfeiture, termination or surrender.

         3.2 ADJUSTMENTS. Subject to Section 13 hereof, the aggregate number or class of Shares which may be awarded under the Plan and the number, class and price of Shares subject to outstanding Awards shall be adjusted by the Committee to reflect a change in the capitalization of the Corporation, including but not limited to, a stock dividend or split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other distribution of assets to shareholders; PROVIDED that the number and price of Shares subject to outstanding Options granted to Non-employee Directors pursuant to Section 10 hereof and the number of Shares subject to future Options to be granted pursuant to Section 10 shall be subject to adjustment only as set forth in Section 10 hereof.

4.       ADMINISTRATION OF PLAN

         4.1 ADMINISTRATION BY THE COMMITTEE. The Plan shall be administered by the Committee. The Committee shall have authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to prescribe the form of any agreement or instrument executed in connection herewith, and to make all other determinations necessary or advisable for the administration of the Plan. All such interpretations, rules, regulations and determinations shall be conclusive and binding on all persons and for all purposes. Notwithstanding the foregoing, neither the Board nor the Committee shall have any discretion with respect to Options granted to Non-employee Directors pursuant to Section 10 hereof.

         4.2 DESIGNATION OF PARTICIPANTS. Participants shall be selected, from time to time, by the Committee from those employees of the Corporation and its Affiliates who, in the opinion of the Committee, have the capacity to contribute materially to the continued growth and successful performance of the Corporation.

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5.       STOCK OPTIONS

         5.1 GRANTS. Options (including incentive stock options within the meaning of Section 422 of the Code) may be granted, from time to time, to such Participants as may be selected by the Committee; PROVIDED, HOWEVER, that incentive stock options may be granted only to those Participants who are employees of the Corporation or an Affiliate that is "subsidiary" of the Corporation within the meaning of Section 424(f) of the Code or a "parent" of the Corporation within the meaning of Section 424(e) of the Code. The Option Price shall be determined by the Committee effective on the Grant Date; PROVIDED, HOWEVER, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. Notwithstanding the foregoing, Options granted under this Plan in substitution for stock options canceled as a result of a recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other transaction may have an Option Price less than one hundred percent (100%) of the Fair Market Value on the Grant Date. The number of Shares subject to each Option granted to each Participant, the term of each Option, and any other terms and conditions of an Option granted hereunder shall be determined by the Committee, in its sole discretion, effective on the Grant Date; PROVIDED, HOWEVER, that no Option shall be exercisable any later than ten (10) years from the Grant Date. Each Option shall be evidenced by a Stock Option Agreement between the Participant and the Corporation which shall specify the type of Option granted, the Option Price, the term of the Option, the number of Shares to which the Option pertains, the conditions upon which the Option becomes exercisable and such other terms and conditions as the Committee shall determine.

         5.2 PAYMENT OF OPTION PRICE. No Shares shall be issued upon the exercise of an Option until full payment of the Option Price therefor by the Participant. Upon exercise, the Option Price may be paid in cash, in Shares having a Fair Market Value equal to the Option Price, or in any combination thereof.

         5.3 RIGHTS AS SHAREHOLDERS. Participants shall not have any of the rights of a shareholder with respect to any shares subject to an Option until such Shares have been issued upon the proper exercise of such Option.

         5.4 TRANSFERABILITY OF OPTIONS. Except as permitted by this Section 5.4, Options granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and all Options granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant; however, the person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Participant under this Plan. The Committee may, in its discretion, authorize all or a portion of the Options to be granted to a Participant (other than incentive stock options (within the meaning of Section 422 of the Code)) to be on terms which permit transfer by such Participant by gift or under a domestic relations order to (a) family members of the Participant or to a trust, corporation, foundation, partnership or limited liability company, PROVIDED the transfer of such Options to such transferee would not adversely affect the qualification of the Options or the underlying Shares for registration on a Registration Statement on Form S-8, and (b) to other transferees permitted by the Committee in its discretion (such transferees of a Participant are



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referred to as "Permitted Transferees"); PROVIDED that (x) the Stock Option
Agreement shall specifically provide for transferability in a manner consistent with this Section and (y) subsequent transfers of transferred Options shall be prohibited except by gift or under a domestic relations order to the Participant or a Permitted Transferee of the Participant. Following transfer, Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Participant shall remain subject to applicable tax withholding; the events of termination of employment of a Participant shall continue to be applied with respect to the Permitted Transferee; and all other terms of the Option shall remain unchanged.

         5.5 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or of any of its Affiliates, the Options granted hereunder shall be exercisable in accordance with the Stock Option Agreement between the Participant and the Corporation.

         5.6 INDIVIDUAL SHARE LIMITATION. The number of Shares for which Options may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year. In addition, the number of Shares for which Options may be granted to any Participant upon exercise by such Participant of an Option for which the Option Price is paid in whole or in part in Shares shall not exceed 250,000 Shares in any one fiscal year.

6.       PERFORMANCE SHARE AWARDS

         6.1 AWARDS. Awards of Shares may be made, from time to time, to such employees of the Corporation and its Affiliates as may be selected by the Committee. The release of such Shares to the Participant shall be contingent upon (a) the degree of attainment, as determined by the Committee, of the applicable Performance Goals during the Performance Period, and (b) the expiration of the Performance Period. Except as provided in Section 12 hereof and the Performance Share Award Agreement between the Participant and the Corporation, Shares subject to such Awards under this Section 6.1 shall be released to the Participant only after the expiration of the relevant Performance Period. Each Award under this Section 6.1 shall be evidenced by a Performance Share Award Agreement between the Participant and the Corporation which shall specify the applicable Performance Goals, the Performance Period, any forfeiture conditions and such other terms and conditions as the Committee shall determine.

         6.2 PAYOUTS. Upon expiration of the Performance Period, the Corporation shall, at its option, cause such Shares as to which a Participant is entitled either (a) to be issued by a certificate registered in the name of the Participant or the Participant's designee evidencing the Shares to which the Participant is entitled and released to the custody of the Participant or (b) to be credited to an account for the benefit of the Participant maintained by the Corporation's stock transfer agent or its designee.

         6.3 RIGHTS AS SHAREHOLDERS. Subject to the provisions of the Performance Share Award Agreement between the Participant and the Corporation, during the Performance Period Participants may exercise full voting rights with respect to all Shares awarded thereto under Section 6.1 hereof and shall be entitled to receive cash dividends paid with respect to those Shares. A Participant's right to receive stock dividends or any other distributions with respect to


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Shares subject to a Performance Share Award shall be contingent upon the
Participant's receipt of the underlying Shares.

         6.4 TRANSFERABILITY OF SHARES. Shares awarded under Performance Share Awards shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Performance Period.

         6.5 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or one of its Affiliates, the number of Shares subject to the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Performance Share Award Agreement between the Participant and the Corporation.

         6.6 TRANSFER OF EMPLOYMENT. If a Participant transfers employment from one business unit of the Corporation or any of its Affiliates to another business unit during a Performance Period, the Committee may, in its sole discretion, adjust the number of Shares the Participant is eligible to receive based upon such factors as the Committee may deem appropriate.

         6.7 INDIVIDUAL SHARE LIMITATION. The number of Shares for which Performance Share Awards may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year.

7.       RESTRICTED STOCK AWARDS

         7.1 AWARDS. Awards of Shares, subject to such restrictions as to vesting and otherwise as the Committee shall determine, may be made, from time to time, to employees of the Corporation and its Affiliates as may be selected by the Committee. The Committee may in its sole discretion at the time an Award is made or at any time thereafter provide for the early vesting of such Award prior to the expiration of the Restriction Period. Each Award under this Section
7.1 shall be evidenced by a Restricted Stock Award Agreement between the Participant and the Corporation which shall specify the vesting schedule, any rights of acceleration, any forfeiture conditions, and such other terms and conditions as the Committee shall determine.

         7.2 PAYOUTS. Upon expiration of the Restriction Period, the Corporation shall at its option, cause such Shares as to which a Participant is entitled either (a) to be issued by a stock certificate registered in the name of the Participant or the Participant's designee and released to the custody of the Participant or (b) to be credited to an account for the benefit of the Participant maintained by the Corporation's stock transfer agent or its designee.

         7.3 RIGHTS AS SHAREHOLDERS. During the Restriction Period, Participants may exercise full voting rights with respect to all Shares awarded thereto under
Section 7.1 hereof and shall be entitled to receive cash dividends paid with respect to those Shares. A Participant's right to receive stock dividends or any other distributions with respect to Shares awarded under a Restricted Stock Award shall be contingent upon vesting and expiration of such other restrictions otherwise applicable to the Award.




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         7.4 TRANSFERABILITY OF SHARES. Shares awarded under Restricted Stock
Awards shall not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise disposed of until the expiration of the Restriction Period.

         7.5 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or any of its Affiliates, the number of Shares subject to the Award, if any, to which the Participant shall be entitled shall be determined in accordance with the Restricted Stock Award Agreement between the Participant and the Corporation. All remaining shares as to which restrictions apply at the date of termination of employment shall be forfeited subject to such exceptions, if any, authorized by the Committee.

         7.6 INDIVIDUAL SHARE LIMITATION. The number of Shares of Restricted Stock which may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year.

8.       STOCK APPRECIATION RIGHTS

         8.1 GRANTS. Stock Appreciation Rights may be granted, from time to time, to such employees of the Corporation and its Affiliates as may be selected by the Committee. SARs may be granted at the discretion of the Committee either
(a) in connection with an Option or (b) independent of an Option. The price from which appreciation shall be computed shall be established by the Committee at the Grant Date; PROVIDED, HOWEVER, that such price shall not be less than one hundred percent (100%) of the Fair Market Value of the number of Shares subject to the grant on the Grant Date. In the event a SAR is granted in connection with an Option, the fixed price from which appreciation shall be computed shall be the Option Price. Notwithstanding the foregoing, SARs granted under the Plan in substitution for SARs canceled as a result of a recapitalization, reorganization, merger, consolidation, combination, exchange of shares, spin-off, spin-out or other transaction may have a fixed price less than one hundred percent (100%) of the Fair Market Value on the Grant Date. Each grant of a SAR shall be evidenced by a Stock Appreciation Rights Agreement between the Participant and the Corporation which shall specify the type of SAR granted, the number of SARs, the conditions upon which the SARs vest and such other terms and conditions as the Committee shall determine.

         8.2 EXERCISE OF SARS. SARs may be exercised upon such terms and conditions as the Committee shall determine; PROVIDED, HOWEVER, that SARs granted in connection with Options may be exercised only to the extent the related Options are then exercisable. Upon exercise of a SAR granted in connection with an Option as to all or some of the Shares subject of such Award, the related Option shall automatically be canceled to the extent of the number of Shares subject to the exercise. Conversely, if the related Option is exercised as to some or all of the Shares subject to such Award, the related SAR shall automatically be canceled to the extent of the number of Shares subject to the exercise.

         8.3 PAYMENT UPON EXERCISE. Upon exercise of a SAR, the holder shall be paid in cash, in Shares, or in any combination thereof, the excess of the Fair Market Value of the number of Shares subject to the exercise over the fixed price.




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         8.4 RIGHTS OF SHAREHOLDERS. Participants shall not have any of the rights of a shareholder with respect to any Options granted in connection with a SAR until Shares have been issued upon the proper exercise of an Option.

         8.5 TRANSFERABILITY OF SARS. Except as permitted by this Section 8.5, SARs granted under the Plan may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and all SARs granted to a Participant under the Plan shall be exercisable during the lifetime of such Participant only by such Participant; however, the person or persons to whom an SAR is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Participant under this Plan. The Committee may, in its discretion, authorize all or a portion of the SARs to be granted to a Participant to be on terms which permit transfer by such Participant by gift or under a domestic relations order to Permitted Transferees; PROVIDED that (a) the Stock Appreciation Rights Agreement shall specifically provide for transferability in a manner consistent with this Section 8.5 and (b) subsequent transfers of transferred SARs shall be prohibited except by gift or under a domestic relations order to the Participant or a Permitted Transferee of the Participant. Following transfer, SARs shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Participant shall remain subject to applicable tax withholding; the events of termination of employment of a Participant shall continue to be applied with respect to the Permitted Transferee; and all other terms of the SARs shall remain unchanged.

         8.6 TERMINATION OF EMPLOYMENT. If a Participant ceases to be an employee of either the Corporation or of any of its Affiliates, SARs granted hereunder shall be exercisable in accordance with the Stock Appreciation Rights Agreement between the Participant and the Corporation.

         8.7 INDIVIDUAL SHARE LIMITATION. The number of Shares for which SARs may be granted to any Participant shall not exceed 250,000 Shares in any one fiscal year.

9.       OTHER SHARE-BASED AWARDS

         Awards of Shares, Units and other Awards that are valued by reference to, or are otherwise based on, Shares or Units (including, but not limited to phantom stock performance units, bonus stock or similar securities or rights) may be made, from time to time, to employees of the Corporation and its Affiliates as may be selected by the Committee. Such Awards may be made alone or in addition to or in connection with any other Award hereunder. The Committee may in its sole discretion determine the terms and conditions of any such Award. Each such Award shall be evidenced by an agreement between the Participant and the Corporation which shall specify the number of Shares or Units subject to the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine. The number of Shares or Units subject to any Awards under this Section 9 which may be granted to a Participant shall not exceed 250,000 Shares or Units, as the case may be, in any one fiscal year.


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10.      NON-EMPLOYEE DIRECTORS' OPTIONS

         10.1 GRANTS. Each Non-employee Director shall automatically be granted an Option to purchase 10,000 Shares on the later of the Distribution Date or the date such Non-employee Director joins the Board. Effective the first business day of the month following the annual meeting of shareholders in the year 2000 and each annual meeting of shareholders thereafter, each Non-employee Director shall automatically be granted an Option to purchase 2,000 Shares. All such Options shall be nonstatutory stock options. The Option Price shall be one hundred percent (100%) of the Fair Market Value of the Shares on the Grant Date. Each Option shall be evidenced by a Non-employee Director Stock Option Agreement between the Participant and the Corporation.

         10.2 TRANSFERABILITY OF OPTIONS. Except as permitted by this Section 10.2, Options granted under the Plan to Non-employee Directors may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of other than by will or by the laws of descent and distribution, and all Options granted to a Non-employee Director under the Plan shall be exercisable during the lifetime of such Non-employee Director only by such Non-employee Director; however, the person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Non-employee Director under this Plan. Notwithstanding the foregoing, an Option granted to a Non-employee Director shall permit transfer by such Participant by gift or under a domestic relations order to family members of the Non-employee Director or to a trust, PROVIDED the transfer of such Option to such transferee would not adversely affect the qualification of such Options or the underlying Shares for registration on a Registration Statement on Form S-8 (such transferees of a Non-employee Director are referred to as "Permitted Non-employee Director Transferees"), and PROVIDED FURTHER that subsequent transfers of transferred Options shall be prohibited except by gift or under a domestic relations order to the Non-employee Director or a Permitted Non-employee Director Transferee of the Non-employee Director. Following transfer, Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer; the Non-employee Director shall remain subject to applicable tax withholding; the events of death and Retirement shall continue to be applied with respect to the Non-employee Director; and all other terms of the Option shall remain unchanged.

         10.3 EXERCISE OF OPTIONS. Except as set forth in this Section 10, fifty percent (50%) of the total number of Shares subject of an Option granted to a Non-employee Director shall become exercisable on the first anniversary of the Grant Date and twenty-five percent (25%) on the second and third anniversary of the Grant Date. The right to purchase Shares with respect to Shares which have become exercisable shall be cumulative during the term of the Option. Any Option granted to a Non-employee Director that has been outstanding for more than one
(1) year shall immediately become exercisable in the event of a Change in Control, as hereinafter defined. The Option may be exercised by the Non-employee Director during the period that the Non-employee Director remains a member of the Board and for a period of three (3) years following Retirement, or for a period of three (3) months following termination of service on the Board upon expiration of the Non-employee Director's term on the Board prior to Retirement, PROVIDED that only those Options exercisable at the date of the Non-employee Director's Retirement, or the Non-employee Director's termination of service on the Board upon expiration of his or her term


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on the Board prior to Retirement, may be exercised during the period following
Retirement, or termination of service on the Board upon expiration of the Non-employee Director's term on the Board prior to Retirement, and PROVIDED FURTHER that in no event shall the Option be exercisable more than ten (10) years after the Grant Date.

         In the event of the death of a Non-employee Director, the Option shall be exercisable only within the twelve (12) months next succeeding the date of death, and then only (a) by the executor or administrator of the Non-employee Director's estate or by the person or persons to whom the Non-employee Director's rights under the Option shall pass by the Non-employee Director's will or the laws of descent and distribution, and (b) if and to the extent that the Non-employee Director was entitled to exercise the Option at the date of the Non-employee Director's death, PROVIDED that in no event shall the Option be exercisable more than ten (10) years after the Grant Date.

         10.4 PAYMENT OF OPTION PRICE. No Shares shall be issued upon exercise of an Option until full payment of the Option Price therefor by the Non-employee Director. Payment for the Shares may be paid in cash, in Shares having a Fair Market Value equal to the Option Price, or any combination thereof.

         10.5 ADJUSTMENTS. In case there shall be a merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure such that the Shares are changed into or become exchangeable for a larger or smaller number of Shares, thereafter the number of Shares subject to outstanding Options granted to Non-employee Directors and the number of Shares subject to Options to be granted to Non-employee Directors pursuant to the provisions of this Section 10 shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of Shares by reason of such change in corporate structure, PROVIDED that the number of Shares shall always be a whole number, and the purchase price per Share of any outstanding Options in the case of an increase in the number of Shares, shall be proportionately reduced, and in the case of a decrease in the number of Shares, shall be proportionately increased.

11.      AWARDS TO FOREIGN NATIONALS OR OTHER EMPLOYEES OUTSIDE UNITED STATES

         The Committee shall have authority to grant Awards hereunder to Participants who are foreign nationals or employed outside the United States, or both, on terms and conditions different from those specified herein as may, in the sole judgment and discretion of the Committee, be necessary or desirable to further the purpose of the Plan or to comply with foreign legal or regulatory requirements. Each such Award shall be evidenced by an agreement between the Participant and the Corporation which shall specify the number of Shares or Units subject to the Award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine. The number of Shares or Units subject to any Awards under this
Section 11 which may be granted to a Participant shall not exceed 250,000 Shares or Units, as the case may be, in any one fiscal year.


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


12.      CHANGE IN CONTROL

         12.1 DEFINITION OF CHANGE IN CONTROL. For purposes hereof, a "change in control" shall be deemed to have occurred if:

         (i) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 20% or more of the combined voting power of the Corporation's then outstanding securities eligible to vote for the election of the Board (the "Corporation Voting Securities"); PROVIDED, however, that the event described in this paragraph (i) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (a) by the Corporation or any subsidiary, (b) by any employee benefit plan sponsored or maintained by the Corporation or any subsidiary, (c) by any underwriter temporarily holding securities pursuant to an offering of such securities, (d) pursuant to a Non-Control Transaction (as defined in paragraph (iii)), or (e) by a corporate officer of the Corporation or by any group of persons including a corporate officer or acting in concert with a corporate officer;

         (ii) individuals who, on the Distribution Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, PROVIDED that any person becoming a director subsequent to the Distribution Date, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors who remain on the Board (either by a specific vote or by approval of the proxy statement of the Corporation in which such person is named as a nominee for director, without objection to such nomination), shall also be deemed to be an Incumbent Director; PROVIDED, HOWEVER, that no such individual initially elected or nominated as a director of the Corporation as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

         (iii) the consummation of a merger, consolidation, share exchange or similar form of corporate reorganization of the Corporation or any such type of transaction involving the Corporation or any of its subsidiaries that requires the approval of the Corporation's shareholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Business Combination"), unless immediately following such Business Combination: (a) more than 66 2/3% of the total voting power of the company resulting from such Business Combination (including, without limitation, any company which directly or indirectly has beneficial ownership of 100% of the Corporation Voting Securities) eligible to elect directors of such company is represented by shares that were Corporation Voting Securities immediately prior to such Business Combination (either by remaining outstanding or being converted), and such voting power is in substantially the same proportion as the voting power of such Corporation Voting Securities immediately prior to the Business Combination, (b) no person (other than any publicly traded holding company resulting from such Business Combination, any employee benefit plan sponsored or maintained by the Corporation (or the company resulting from such Business Combination)) becomes the beneficial owner, directly or indirectly, of 20% or more of


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

the total voting power of the outstanding voting securities eligible to elect directors of the company resulting from such Business Combination, and (c) at least a majority of the members of the board of directors of the company resulting from such Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies the conditions specified in (a), (b) and (c) shall be deemed to be a "Non-Control Transaction"); or

         (iv) the shareholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or the direct or indirect sale or other disposition of all or substantially all of the assets of the Corporation and its subsidiaries.

         Notwithstanding the foregoing, a "change in control" of the Corporation shall not be deemed to occur solely because any person acquires beneficial ownership of more than 20% of the Corporation Voting Securities as a result of the acquisition of Corporation Voting Securities by the Corporation which reduces the number of Corporation Voting Securities outstanding; PROVIDED that if after such acquisition by the Corporation such person becomes the beneficial owner of additional Corporation Voting Securities that increases the percentage of outstanding Corporation Voting Securities beneficially owned by such person, a "change in control" of the Corporation shall then occur.

         12.2 ACCELERATION OF BENEFITS. In the event of a Change in Control, all outstanding Awards shall be paid in such manner and in such amounts as determined by the Committee in its sole discretion at the time such Awards are made.

13.      AMENDMENT OR TERMINATION OF PLAN

         Until such time as a Change in Control shall have occurred, the Board or the Committee may amend, suspend or terminate the Plan or any part thereof from time to time, PROVIDED that no change may be made which would impair the rights of a Participant to whom an Award has been made without the consent of said Participant, and PROVIDED FURTHER that neither the Board nor the Committee may make any alteration or amendment to the Plan which would increase the aggregate number of Shares which may be issued under the Plan (other than an increase reflecting a change in capitalization of the Corporation), change the class of employees eligible to participate in the Plan, or amend, modify or delete Section 10 hereof without the approval of the shareholders of the Corporation, so long as such approval is required by applicable law or regulation. After a Change in Control, the Board or the Committee shall no longer have the power to amend, suspend or terminate the Plan or any part thereof, except to comply with changes to the Code, the 1933 Act, the 1934 Act, or other applicable law or stock exchange rules.

14.      MISCELLANEOUS

         14.1 RIGHTS OF EMPLOYEES. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation or any of its Affiliates to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment with the Corporation or any of its Affiliates.



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

         14.2 WITHHOLDING FOR TAXES. The Corporation shall have the authority to withhold, or to require a Participant to remit to the Corporation, prior to issuance or delivery of any Shares or cash hereunder, an amount sufficient to satisfy federal, state and local tax or withholding requirements associated with any Award. In addition, the Corporation may, in its sole discretion, permit a Participant to satisfy any tax withholding requirements, in whole or in part, by
(a) delivering to the Corporation Shares held by such Participant having a Fair Market Value equal to the amount of the tax or (b) directing the Corporation to retain Shares otherwise issuable to the Participant under the Plan.

         14.3 STATUS OF AWARDS. Awards hereunder shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Corporation or an Affiliate and shall not affect any benefits under any other benefit plan now or hereafter in effect under which the availability or amount of benefits is related to the level of compensation.

         14.4 WAIVER OF RESTRICTIONS. The Committee may, in its sole discretion, based on such factors as the Committee may deem appropriate, waive in whole or in part any remaining restrictions or vesting requirements in connection with any Award hereunder.

         14.5 DELEGATION TO MANAGEMENT. The Committee may delegate to one or more officers of the Corporation, or a committee of officers, the right to grant Awards hereunder to employees who are not officers or directors of the Corporation and to cancel or suspend Awards to employees who are not officers or directors of the Corporation.

         14.6 ADJUSTMENT OF AWARDS. Subject to Section 13, the Committee shall be authorized to make adjustments in the method of calculating attainment of Performance Goals for Performance Share Awards or in the terms and conditions of other Awards (except Options granted pursuant to Section 10 hereof) in recognition of unusual or nonrecurring events affecting the Corporation or its financial statements or changes in applicable laws, regulations or accounting principles; PROVIDED, HOWEVER, that to the extent an Award is intended to come within the exception for performance-based compensation under Section 162(m) of the Code, no such adjustments shall impair the rights of any Participant without his or her consent and any such adjustments shall be made in a manner consistent with such Code section and the regulations promulgated thereunder. Subject to
Section 10 in the case of Options granted to Non-employee Directors, the Committee may also make Awards hereunder in replacement of, or as alternatives to, Awards previously granted to Participants, including, without limitation, previously granted Options having higher Option Prices and grants or rights under any other plan of the Corporation or of any acquired entity. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry it into effect. The Committee shall have the right to amend any Award or to withhold or otherwise restrict the transfer of any Shares or cash under this Plan to a Participant as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Section 16 of the 1934 Act might be applicable to such grant or transfer.




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

         14.7 CONSIDERATION FOR AWARDS. Except as otherwise required in any applicable agreement or by the terms of the Plan, Participants under the Plan shall not be required to make any payment or provide consideration for an Award other than the rendering of services.

         14.8 DEFERRAL. Notwithstanding anything contained herein to the contrary, in the event that any Award shall be ineligible for treatment as "other performance-based compensation" under Section 162(m) of the Code, the Committee, in its sole discretion, shall have the right with respect to any Participant who is in the year any Award hereunder becomes deductible by the Corporation a "covered employee" under Section 162(m) of the Code, to defer, in whole or in part, such Participant's receipt of such Award until the Participant is no longer a "covered employee" or until such time as shall be determined by the Committee, PROVIDED that the Committee may effect such a deferral only in a situation where the Corporation would be prohibited a deduction under Section 162(m) of the Code and such deferral shall be limited to the portion of the Award that is not deductible.

         Approved by the Board this 11th day of October, 1999, which shall be the effective date of the Plan.


                                             Attested:


                                             _________________________________
                                             Secretary





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